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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 AUGUST 14, 2002
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                Date of Report (Date of earliest event reported)


                             ARCH CAPITAL GROUP LTD.
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             (Exact name of registrant as specified in its charter)

         BERMUDA                    0-26456                     N/A
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     (State or other        (Commission File Number)      (I.R.S. Employer
     jurisdiction of                                     Identification No.)
     incorporation or
      organization)


              WESSEX HOUSE, 45 REID STREET, HAMILTON HM 12 BERMUDA
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 278-9250

                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 7.     EXHIBITS.

EXHIBIT NO.         DESCRIPTION
----------          -----------
99.1                Certifications of Chief Executive Officer
99.2                Certifications of Chief Financial Officer


ITEM 9.     REGULATION FD DISCLOSURE.

      On August 14, 2002, Arch Capital Group Ltd. (the "Company") filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission (the "Commission"). In connection with the filing of the Form 10-Q, the Company submitted to the Commission the certifications of its Chief Executive Officer and its Chief Financial Officer for the sole purpose of complying with Chapter 63, 18 U.S.C. ss.1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002. The full text of these certifications are included as exhibits 99.1 and 99.2 hereto.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                        ARCH CAPITAL GROUP LTD.

Date: August 14, 2002                   By:  /s/ JOHN D. VOLLARO
                                             -------------------
                                             Name: John D. Vollaro
                                             Title: Executive Vice President
                                                    and Chief Financial Officer